    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 23, 2002



                                                      REGISTRATION NO. 333-73138

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 2


                                       TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                               LOEWS CORPORATION
             (Exact name of registrant as specified in its charter)
                             ---------------------


              DELAWARE                                       13-2646102
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                      Identification Number)


                               667 MADISON AVENUE
                         NEW YORK, NEW YORK 10021-8087
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------

                               BARRY HIRSCH, ESQ.
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                               667 MADISON AVENUE
                         NEW YORK, NEW YORK 10021-8087
                                 (212) 521-2000
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                             ---------------------

                                   COPIES TO:


     ELLIOTT V. STEIN, ESQ.                          MARC S. ROSENBERG, ESQ.
WACHTELL, LIPTON, ROSEN & KATZ                      CRAVATH, SWAINE & MOORE
      51 WEST 52ND STREET                                WORLDWIDE PLAZA
   NEW YORK, NEW YORK 10019                            825 EIGHTH AVENUE
        (212) 403-1000                             NEW YORK, NEW YORK 10019-7472
                                                        (212) 474-1000


    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                                              ---------------

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                             ---------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE


---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    PROPOSED MAXIMUM
   TITLE OF EACH CLASS OF           AMOUNT TO BE           PROPOSED MAXIMUM            AGGREGATE          AMOUNT OF REGISTRATION
 SECURITIES TO BE REGISTERED       REGISTERED(1)       OFFERING PRICE PER SHARE    OFFERING PRICE(2)              FEE(3)
---------------------------------------------------------------------------------------------------------------------------------
Carolina Group stock, par
  value $.01 per share.......    35,966,250 shares              $28.00               $1,007,055,000              $243,437
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------



(1) Includes shares of Carolina Group stock that may be sold pursuant to the Underwriters' over-allotment option.

(2) Estimated pursuant to Rule 457(a) solely for purposes of calculating the registration fee.

(3) Previously paid.




                             ---------------------

     THE REGISTRANT HEREBY AMENDS THE REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(a) MAY DETERMINE.
--------------------------------------------------------------------------------
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

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated costs and expenses, other than underwriting discounts and commissions, payable in connection with the sale of Carolina Group stock being registered, all of which will be paid by the
Registrant:



                                                               AMOUNT
                                                              --------
SEC registration fee.......................................   $243,437
NYSE listing fee...........................................      5,000
Printing expenses..........................................    400,000
Legal fees and expenses....................................  1,500,000
Accounting fees and expenses...............................    500,000
Blue sky fees and expenses.................................      5,000
Transfer agent and registrar fees and expenses.............      3,500
Miscellaneous..............................................    343,063
     Total................................................. $3,000,000
                                                              ========



ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Reference is made to Section 145 of the Delaware General Corporation Law which provides for indemnification of directors and officers in certain circumstances.

     Article 8, Section 8.1 of Loews's by-laws provides as follows: "The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent and in the manner set forth in and permitted by the [Delaware] General Corporation Law, and any other applicable law, as from time to time in effect. Such right of indemnification shall not be deemed exclusive of any other rights to which such director or officer may be entitled apart from the foregoing provisions. The foregoing provisions of this Section 8.1 shall be deemed to be a contract between the Corporation and each director and officer who serves in such capacity at any time while this Article 8 and the relevant provisions of the [Delaware] General Corporation Law and other applicable law, if any, are in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing, with respect to any state of facts then or theretofore existing, or any action, suit or proceeding theretofore, or thereafter brought or threatened based in whole or in part upon any such state of facts."

     The directors and officers of the Registrant are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities arising under the Securities Act, which might be incurred by them in such capacities.

     The Underwriting Agreement provides that the underwriters are obligated, under certain circumstances, to indemnify directors, officers and controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act. Reference is made to the form of Underwriting Agreement filed as Exhibit 1.1 hereto.

ITEM 16.  EXHIBITS.


  1.1 Form of Underwriting Agreement between Loews Corporation and the underwriters.
  4.1* The rights of the holders of Carolina Group stock are defined in Article Fourth of the Charter of Loews Corporation (filed as Exhibit A to the Proxy Statement on
        Schedule 14A, dated November 29, 2001 and incorporated herein by reference).
  4.2* The Carolina Group Policy Statement (filed as Exhibit B to the Proxy Statement on Schedule 14A, dated November 29, 2001 and incorporated herein by reference).
  5.1 Opinion of Wachtell, Lipton, Rosen & Katz, as to the legality of the securities being registered.
 23.1 Consent of Wachtell, Lipton, Rosen & Katz (included in opinion of counsel filed as Exhibit 5.1).
 23.2*  Consent of Deloitte & Touche LLP.
 24.1*  Power of Attorney.



---------------------------

 * Previously filed.


ITEM 17.  UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

     (a) For purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (c) That for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (d) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on January 23, 2002.


                                       LOEWS CORPORATION

                                       By:       /s/ PETER W. KEEGAN
                                         ---------------------------------------
                                                     Peter W. Keegan
                                                Senior Vice President and
                                                 Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 23, 2002.


                      SIGNATURE                                              TITLE
                      ---------                                              -----



                          *                            Director, President, Chief Executive Officer,
-----------------------------------------------------    Member of the Office of the President
                   James S. Tisch                        (Principal Executive Officer)




                          *                            Senior Vice President and Chief Financial Officer
-----------------------------------------------------    (Principal Financial Officer and Principal
                   Peter W. Keegan                       Accounting Officer)




                          *                            Controller
-----------------------------------------------------
                     Guy A. Kwan




                          *                            Director
-----------------------------------------------------
                    John Brademas




                          *                            Director
-----------------------------------------------------
                  Paul J. Fribourg




                          *                            Director
-----------------------------------------------------
                   Bernard Myerson




                          *                            Director
-----------------------------------------------------
                   Edward J. Noha




                          *                            Director
-----------------------------------------------------
                  Michael F. Price




                          *                            Director
-----------------------------------------------------
                   Gloria R. Scott




                          *                            Director, Chairman of the Executive Committee,
-----------------------------------------------------    Member of the Office of the President
                   Andrew H. Tisch

                      SIGNATURE                                              TITLE
                      ---------                                              -----




                          *                            Director, Member of the Office of the President
-----------------------------------------------------
                  Jonathan M. Tisch




                          *                            Director, Co-Chairman of the Board
-----------------------------------------------------
                  Laurence A. Tisch




                          *                            Director, Co-Chairman of the Board
-----------------------------------------------------
                  Preston R. Tisch




                          *                            Director
-----------------------------------------------------
                     Fred Wilpon





              *By: /s/ GARY W. GARSON
  -------------------------------------------------
                   Gary W. Garson
                   Vice President
               and Assistant Secretary


                                 EXHIBIT INDEX



  1.1 Form of Underwriting Agreement between Loews Corporation and the underwriters.
  4.1* The rights of the holders of Carolina Group stock are defined in Article Fourth of the Charter of Loews Corporation (filed as Exhibit A to the Proxy Statement on
        Schedule 14A, dated November 29, 2001 and incorporated herein by reference).
  4.2* The Carolina Group Policy Statement (filed as Exhibit B to the Proxy Statement on Schedule 14A, dated November 29, 2001 and incorporated herein by reference).
  5.1 Opinion of Wachtell, Lipton, Rosen & Katz, as to the legality of the securities being registered.
 23.1 Consent of Wachtell, Lipton, Rosen & Katz (included in opinion of counsel filed as Exhibit 5.1).
 23.2*  Consent of Deloitte & Touche LLP.
 24.1*  Power of Attorney.



-------------------------

 * Previously filed.